UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

      Date of Report (Date of Earliest Event Reported): September 22, 2004

                               HOUSERAISING, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)
                          TECHNOLOGY CONNECTIONS, INC.
                      ----------------------------------
                           (Former Name of Registrant)
                                 North Carolina
                                ---------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-50701
                                   ----------
                            (Commission File Number)

                                    56-2253025
                                    ----------
                   (I.R.S.  Employer  Identification  No.)

                     4801 East Independence Road, Suite 201
                         Charlotte, North Carolina 28212
          ----------------------------------------------------
           (Address  of  Principal  Executive  Offices)     (Zip  Code)

                                (704)  532-2121
                                ----------------
             (Registrant's  Telephone  Number,  Including  Area  Code)

This Current Report on Form 8-K/A is filed by HouseRaising, Inc. (FKA Technology Connections, Inc.), a North Carolina corporation (the "Registrant"), in connection with the items described below. It amends the Current Report on Form 8-K filed by the Registrant with the Commission on September 27, 2004.

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On September 22, 2004, Perrella & Associates, P.A., auditors for the Registrant, resigned.

Perrella & Associates, P.A.'s reports on the Registrant's financial statements the years ended December 31, 2003 and 2002, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit report for years end December 31, 2003 and 2002 contained a going concern qualification because of Perrella & Associates, P.A.'s doubt about the ability of Technology Connections, Inc. to continue as a going concern, based on its recurring losses from operations, current liabilities exceeding current assets and the existence of a stockholders' deficit. In connection with the prior audits for the fiscal years ended December 31, 2003 and 2002, and for the interim periods thereafter ending on March 31, 2004 and June 30, 2004, and for the interim period commencing on June 30, 2004 and ending on September 22, 2004, there have been no disagreements with Perrella & Associates, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Perrella & Associates, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods or in connection with the review which it performed for the quarter ended March 31, 2004 or otherwise.

As previously reported on a Current Report on Form 8-K, filed with the Commission on September 7, 2004, HouseRaising, Inc., a Delaware corporation ("HouseRaising of Delaware"), merged into Technology Connections, Inc., a North Carolina corporation, effective August 31, 2004, and simultaneously therewith Technology Connections, Inc. changed its name to "HouseRaising, Inc." HouseRaising of Delaware had previously retained the independent auditing firm of Traci J. Anderson, CPA, to perform an audit for fiscal years 2002 and 2003. The shareholders of HouseRaising of Delaware intended to cause the Registrant, after the merger was consummated, to engage the independent auditing firm of Traci J. Anderson, CPA to perform auditing services for the Registrant. In fiscal 2004, during the period that a preliminary Information Statement on
Schedule 14C was being reviewed by the Commission in connection with the merger, a disagreement arose between the Registrant and Perrella & Associates, P.A., relating to the amount of accounting fees owing to Perrella & Associates, P.A. As a result of this disagreement, the Registrant engaged Traci J. Anderson, CPA to perform a review of Registrant's financial statements for the quarter ended June 30, 2004. Traci J. Anderson, CPA, is an independent accountant and PCAOB member firm, and it used professional standards and procedures to review the Registrant's financial statements for the quarter ended June 30, 2004 in accordance with the requirements of Item 310(b) of Regulation S-B, even though Perrella & Associates, P.A. had not formally resigned as the Registrant's auditor as of the time of this review. For the quarter ended June 30, 2004 and for the period beginning at the end of such quarter and ending on September 22, 2004, there have been no disagreements with Traci J. Anderson, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Traci
J. Anderson, CPA would have caused it to make reference to the subject matter of the disagreement in a report or communication to management in connection with its review of Registrant's financial statements for the quarter ended June 30, 2004.

The Registrant's Board of Directors made the decision on or about September 22, 2004, to engage Traci J. Anderson, CPA, as the Registrant's auditor. At or about the same time, the dispute with Perrella & Associates, P.A. was settled to the satisfaction of both the Registrant and Perrella & Associates, P.A.

Prior to making the decision to retain Traci J. Anderson, CPA, the Registrant's only prior relationship with Traci J. Anderson, CPA was in connection with the latter's review of the Registrant's financial statements for the quarter ended June 30, 2004. While Traci J. Anderson, CPA reviewed such financial statements, the Registrant did not consult Traci J. Anderson, CPA regarding the application of accounting principles to a specific completed or contemplated transaction. Traci J. Anderson, CPA did provide the Registrant with written advice on the type of audit opinion that might be rendered on the Registrant's financial statements, and such advice is contained in Traci J. Anderson's engagement letter which is attached as Exhibit 16.2 hereto. However, such advice was general in nature and was not an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue. Additionally, the Registrant did not consult Traci J. Anderson, CPA regarding any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

The Registrant, pursuant to Item 304 of Regulation S-B, reports that it does not have an Audit Committee of the Board of Directors, but it does have an eight member Board of Directors with members who could be considered independent. The Registrant has plans to establish an audit committee appointed from these independent members in the near future.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report pursuant to Item 601 of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     HOUSERAISING,  INC.  (FKA  Technology  Connections,  Inc.)


October  5,  2004.                         By/s/Robert  V.  McLemore
                                           -------------------------
                                           Robert  V.  McLemore
                                           President

EXHIBIT  INDEX

Exhibit  No.                Description  of  Exhibit
-----------                 ----------------------

16                          Letter  from  Perrella  &  Associates,  PA
16.1                        Letter  from  Traci  J.  Anderson,  CPA
16.2                        Engagement  Letter  of  Traci  J.  Anderson,  CPA